Mid-America Apartment Communities
Investor Update
April, 2006

Mid-America
Apartment Communities

Creating
Great Places
to Live

Creating Great Places to Live™

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995.  Such
forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition, acquisitions which may not achieve anticipated results and other risk factors discussed in documents filed with the Securities and Exchange Commission from time to time including the Company’s Annual Report on Form 10-K and the Company’s
Quarterly Report on Form 10-Q.  The statements in this presentation are made based upon information currently known to management and the company assumes no obligation to update or revise any of its forward-looking statements.
Safe Harbor Statement

Focused, Stable, High Performing
➢
Southeast-Sunbelt Regional Focus
•
Higher and more stable demand characteristics; strong
long-term growth prospects
➢
Three Market Tier Strategy
•
Diversified investment platform; delivers superior
performance through full market cycle
➢
High Quality Apartment Housing
•
Desirable housing catering to the majority of the rental
market
➢
Repositioned Portfolio
•
Diversified across strong demand growth region;
positioned for more robust performance
➢
Strong Operating Platform
•
Heavily experienced in property and asset management;
investment in technology and sophisticated operating
capabilities
➢
Disciplined Investor
•
Solid history of creating value through very disciplined
capital deployment

Mid-America
Apartment Communities

NEBRASKA
IOWA
OHIO
Philadelphia
PENNSYLVANIA
Columbus
Indianapolis
ILLINOIS
INDIANA
Baltimore
Washington, D.C.
KANSAS
MISSOURI
KY.
WEST VIRGINIA
VIRGINIA
UNITED STATES
Nashville
NORTH CAROLINA
Charlotte
OKLAHOMA
Memphis
TENNESSEE
ARKANSAS
SOUTH CAROLINA
Dallas
MISSISSIPPI
ALABAMA
GEORGIA
Atlantic Ocean
TEXAS
Austin
LOUISIANA
Jacksonville
Houston
San Antonio
Gulf of Mexico
FLORIDA
MEXICO
Nassau

CREATING Great Places TO LIVE™

Southeast Focus: Growth & Stability
➢
Five Year Projected
Population Growth
•
MAA Region Combined
5.6%
•
Other States Combined
4.4%
•
40% of investments are in
significant growth states of
FL and TX
➢
Manage Supply Side
Exposure
•
Disciplined investment
•
Aggressive operations

Small Tier Markets – Charleston, Savannah, Jackson, Augusta,…
Mid Tier Markets – Jacksonville, Austin, Memphis, Nashville, …
Large Tier – Dallas, Houston, Atlanta, Tampa, …
Former
Today
Portfolio Shift Over Last 3 Years
➢
Better positioned for recovering market cycle
➢
New profile will drive more robust internal earnings performance
➢
Continues to offer high degree of stability and value protection
➢
Regional strength; solid diversification

Mid-America
Apartment Communities

CREATING *Great Places* TO LIVE™

Significantly improved portfolio quality through capital
recycling and new capital deployment
Portfolio Shift Over Last 3 Years
➢
Acquired $449MM and sold
$115MM (incl. JV properties)
➢
Average age of properties
acquired were 5 years, versus 17
years for properties sold
➢
Average investment of $75K per
unit for properties acquired

Very strong results achieved in early phase of market recovery
Q4 Results…A Turning Point
➢
Same Store Q4 NOI increase of 8.1% over
prior year (before impact of straight-line
concessions); highest since Q1 1996
➢
FFO results of $0.81/share; record Q4
➢
Same Store occupancy of 94.7%; highest Q4
result since 1999
➢
Same Store rent growth of 1.7%; highest
since Q4 2001
➢
Same Store unit turnover down 3.1%
➢
Single family housing trends topping out
➢
Increasing demand, muted supply
pressure…support strong recovery and
value appreciation over next few years

Mid-America
Apartment Communities

CREATING Great Places TO LIVE™

Improving Leasing Cycle:
-
Homeownership peaking.
-
Home prices have increased
much faster than incomes.
- Annual pretax mortgage payment
as a % of median income is
at a 15-year high.
- Rents are below historic levels
as a % of median income.
- Condo boom has removed some
supply (MAA less exposed
to a future correction).
Significantly Strengthened
Operating Platform:
-
New web-based operating
system installed early 2005.
- Aggressive inventory and
lease expiration mgmt.
-
Explosive growth in efficient
web-based leasing.
-
Much more aggressive
revenue management capabilities.
-
New yield management
system in beta test.
Property Repositioning and
Asset Enhancement:
-
Kitchen and bath up-grade
program underway; 7,000 units
initially targeted.
-
Significant rent growth
opportunity.
-
Very accretive and attractive
investment returns.
-
Expect to generate very
strong revenue growth over
next five years.
Strong Value Growth Prospects

Significant FFO upside to capture from same store portfolio as market conditions improve…earnings potential protected and enhanced
Strong Internal Growth Prospects
➢
Same Store portfolio generated 35
cents/share in higher FFO in 2002, as
compared to 2005, from lower
concessions; representing significant
upside potential
➢
Same store pricing power of portfolio
has been protected; ARU performance:
2002 -.2%, 2003 .1%, 2004 .2%, 2005
1.7%; significant rent growth recovery
upside
➢
Consistent capex program maintained
during weak leasing environment;
properties well positioned to recover
revenue performance

Mid-America
Apartment Communities

Creating Great Places to Live™

Implementation of a new operating system and
enhancements made to an expanded asset management platform
Strong Internal Growth Prospects
➢
Successful implementation of a new
web-based property management system;
strong productivity and pricing platform
➢
New reporting and management tools just now
being rolled out
➢
New regional pricing director function
➢
New utility billing and collection operation
➢
Expect to move towards full yield
management/pricing platform in ‘06
➢
3% to 5% same-store NOI growth translates
to 5% to 9% FFO growth (cash basis)

Opportunity for repositioning and
significant re-pricing upside at a
number of properties through
unit interior upgrades
Strong Internal Growth Prospects
➢
Unit interior renovation program will drive higher
rent growth performance over the next 5 years
➢
17 properties initially targeted; 13% of portfolio
➢
Very disciplined and current pay-back
requirements…targeting mid-teens IRR
➢
2006 plan; complete 1,100 units at approx $4,200
per unit
➢
Incremental rent increase anticipated averaging
$80/month
➢
Program regularly re-evaluated

A record of disciplined growth; extensive network in place and local knowledge of markets…very active deal flow to capture new growth
Proven External Growth Program
➢
Proven investment track record
➢
Established network; high deal flow
➢
In-depth local knowledge, “Preferred
Buyer”
•
Very familiar with markets
•
Able to underwrite acquisition
opportunities quickly and
accurately using our highly
experienced team
•
Able to close rapidly without
contingencies
•
Able to secure “off market”
opportunities

Mid-America
Apartment Communities

Creating Great Places to Live™

Investment decisions are governed by conservative underwriting, a minimum IRR investment hurdle and a requirement to ensure
that meaningful accretion to existing shareholder value is captured
Proven External Growth Program
➢
Underwriting assumptions
•
Realistic
•
Growth rates primarily driven by third
party data
•
Exit cap rates used in proformas are
greater than we have achieved in our
dispositions
➢
Investment hurdles
•
IRR; spread to cost of capital
•
AFFO accretion; 20% or more on
assumed incremental shares
•
Discount to replacement value

➢
Average cap rate of properties
acquired ($449MM) over last
three years is 6.3…off of weak
operating results
➢
3rd year NOI yields on new
acquisitions are expected to be
7.5% - 8%...offering significant
FFO growth upside over the next
few years
➢
Average 14.4% forecast IRR
(leveraged) with projected 15
cents accretion in 2006
Proven External Growth Program

Mid-America
Apartment Communities

Creating Great Places to Live™

MAA’s external growth can be highly competitive within the
sector, while retaining a high level of discipline in capital deployment
Projected FFO Accretion	YR 1	YR 2	YR 3
$150MM of acquisitions	$0.03	$0.06	$0.09
% of projected ’05 FFO	1.0%	1.9%	2.9%
$400MM of acquisitions	$0.07	$0.14	$0.23
% of projected ’05 FFO	2.2%	4.5%	7.4%
Based on accretion from last two acquisitions
Favorable External Growth Rate
➢
$150 to $400 MM of new
growth has a more
significant impact on MAA
due to our size
➢
Deal flow is very high
➢
Ability to execute is strong

Additional External Growth
➢
Disciplined “value added”
development opportunities
•
Leverage existing assets and
operating costs
•
Raleigh, Jacksonville, Dallas
➢
Expect 8%+ stabilized yields
➢
4 potential projects totaling
738 units; est. $65 MM cost
➢
In 2006, 3 to break ground
•
$49MM total investment,
$25MM invested in 2006

Mid-America
Apartment Communities

Creating Great Places to Live™

Positioned to Perform
➢
‘06 forecast FFO of $3.18 to $3.32
➢
6% growth in FFO versus ’05 adjusted for
non-routine events
➢
$3.25 mid-point is based on 4.0% increase in
same-store NOI (vs. average of 4.6% for
2005)
➢
Same store revenue growth forecast
•
Physical occupancy expected to average
95.0%...60 basis points above prior year
•
Average rent per unit is expected to grow
2.5%
•
Leasing concessions are expected to decline
by $1.4M…assumes $10.6M are incurred
(’07 upside)
➢
85% of debt is fixed or hedged; average
interest rate projected to rise 20 to 25 bp in
2006
➢
$150MM of additional acquisitions

Flexibility, coverage ratios and cost of debt have all materially improved over the last three years; balance sheet positioned to support growth
➢
Balance sheet materially strengthened
➢
2006 refinancing rate risk minimized:
only $60MM of fixed rate maturities
➢
Leverage (debt + preferred as % of gross
assets) reduced 190 bp in 2005
➢
Almost $90MM of unused debt capacity
at year end
➢
Cost-effective access to equity thru
DRSPP & direct placements
➢
Agency credit facilities offer optimum
debt financing (price, flexibility)
Strong Balance Sheet

Mid-America
Apartment Communities

Creating Great Places to Live™

Strong Balance Sheet
➢
Leverage has been reduced, but still runs a
little higher than most apartment REITs but…
–
Fixed charge coverage of 2.1 compares to
sector median of 2.2
–
Business strategy is less risky than most
•
Very low development risks
•
Less cyclical markets
•
No condo activity
•
Proven recession resistance
•
Fewer transactions
➢
High quality of earnings; high probability of
recurrence, not tied to limited term contracts,
not condo market dependent
➢
New $200MM Freddie Mac facility closing
in Q2
➢
Successful track record of raising equity
through DRSPP at 1½% discount

Mid-America
Apartment Communities

	2006 Payout	
	MAA	Median
FFO	73%	80%
AFFO	91%	102%

Morgan Stanley, Weekly REIT Statistics, 3/31/06

CREATING Great Places TO LIVE

MAA dividend payout ratio better than sector performance
Strong Balance Sheet
➢
Dividend increase 10-31-05 from
$2.34 to $2.38 annual rate reflects
confidence in balance sheet
strength
➢
Dividend as % of FFO and AFFO
are well below apartment sector
median:

Mid-America
Apartment Communities

Creating Great Places to Live™

Solid Public Company Discipline
➢
ISS score outperforms 82% of
Russell 3000 and 71% of real
estate companies
➢
Shareholder Rights Plan (“poison
pill”) eliminated
➢
E & Y appointed in 2005 for
“fresh look”; audit results indicate
no material issues
➢
Strong, independent board
➢
Material inside ownership
➢
Management aligned with
shareholders

Mid-America
Apartment Communities

Creating Great Places to Live™

Evolving Shareholder Profile
➢
In last two years liquidity and market
interest have significantly increased
➢
Institutional ownership has doubled;
currently 65% of total shares
➢
Significant increase from many REIT
dedicated investors
➢
Average daily volume trebles to over
100,000 shares
➢
Insiders continue to own over 8% of
shares/units
➢
Sell-side analyst coverage increases from
two analysts to six analysts
➢
Ryan Beck
➢
Morgan Stanley
➢
Raymond James
➢
Morgan Keegan
➢
Robert W. Baird & Co.
➢
Hillard Lyons

Mid-America
Apartment Communities

Creating Great Places to Live™

	MAA	Apt REIT Average	MAA Priced at Average
2006 FFO Multiple	17.1	20.5	$67
2006 AFFO Multiple	21.5	23.8	$62
Source:  Morgan Stanley, Weekly
REIT Statistics, March 31, 2006
Attractive Buy Opportunity
➢
MAA is trading at a 18% discount to the average sector
FFO multiple
➢
MAA priced at the apartment REIT sector weighted
average FFO multiple implies a price of $67 per share…a
22% discount to current pricing

Mid-America
Apartment Communities

Creating Great Places to Live

Significant internal earnings growth upside  +  steady and
disciplined new growth prospects + secure dividend +
pricing upside relative to sector and underlying value
www.maac.net
Recap
✓
Lower-risk business strategy & operation
✓
Minimal exposure to an “over-heated condo market correction”
✓
Significant earnings upside to recapture from existing portfolio
✓
Repositioned portfolio will drive higher earnings
✓
Enhanced operating platform will drive higher earnings
✓
Excellent new earnings growth upside relative to peers
✓
Secure dividend
✓
Much improved and strong balance sheet
✓
Well positioned for rising interest rate environment
✓
Shareholder focused management team
✓
Meaningful pricing upside opportunity